Exhibit 3.1
GOLD RESERVE INC.
•% Senior Subordinated Convertible Notes due 2022
Underwriting Agreement
May •, 2007
J.P. Morgan Securities Inc.
RBC Dominion Securities Inc.
     As Representatives of the
     several Underwriters listed
     in Schedule 1 hereto
c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172
Ladies and Gentlemen:
     Gold Reserve Inc., a Yukon corporation (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), US$75,000,000 principal amount of its •% Senior Subordinated Convertible Notes due 2022 (the “Underwritten Securities”). The Company also proposes to issue and sell to the Underwriters not more than an additional $11,250,000 principal amount of its •% Senior Subordinated Convertible Notes due 2022 (the “Additional Securities”) if and to the extent that the Underwriters shall have determined to exercise the right to purchase such Additional Securities granted to the Underwriters in Section 1 hereof. The Underwritten Securities and the Additional Securities are hereinafter collectively referred to as the “Securities”. The Securities will be issued pursuant to an Indenture to be dated as of May •, 2007 (the “Indenture”) between the Company and Bank of New York, as trustee (the “Trustee”). The Securities are convertible into Class A common shares, no par value (the “Common Shares”) of the Company (the Common Shares to be issued upon conversion of the Securities being hereinafter called the “Underlying Securities”), at the conversion price set forth in the Prospectuses (as defined below). The Underlying Securities will have attached thereto rights (the “Rights”) to purchase additional Common Shares. The Rights are to be issued pursuant to a Rights Agreement (the “Rights Agreement”) dated October 5, 1998, as amended and continued, between the Company and Computershare Trust Company of Canada (now Computershare Investor Services Inc.).
     The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Securities, as follows:
     1. Registration Statement. The Company is eligible to file a short form prospectus with the applicable securities regulatory authority in each of the provinces of Canada, other than Quebec, under National Instrument 44-101 — Short Form Prospectus Distributions and is eligible to use the rules and procedures established pursuant to the Canadian Securities Laws in National Instrument 44-103 – Post-Receipt Pricing for the pricing of securities after the final receipt for a prospectus has been obtained (the “PREP Procedures”); the Company has identified the Ontario Securities Commission (the “Reviewing Authority”) as its principal regulator in respect of the offering of the Securities pursuant to National Policy 43-201 — Mutual Reliance Review System for Prospectuses and Annual Information Forms (the “MRRS”); the Company has prepared and filed with the applicable securities regulatory authority (collectively, the “Canadian Authorities”) in each of the provinces of Canada, other than Quebec (collectively, the “Canadian Jurisdictions”), under the MRRS and in conformity in all material respects with the applicable securities legislation of the Canadian Jurisdictions and the respective rules, regulations and written and published policies thereunder (the “Canadian Securities Laws”), a preliminary short form base PREP prospectus, dated May 7, 2007 (the “Canadian Preliminary Prospectus”) and a final short form base PREP prospectus, dated May •, 2007 (the “Canadian Base PREP Prospectus”), omitting the PREP Information (as defined below), and a MRRS Decision Document for each of the Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus has been obtained. The Company will file with each of the Canadian Authorities in accordance with the PREP Procedures a short form supplemented PREP prospectus consisting of the Canadian Base PREP Prospectus incorporating the PREP Information (as defined below) (the “Canadian Prospectus”). As filed, such Canadian Prospectus shall contain all information required by applicable Canadian Securities Laws and, except for the inclusion of the PREP Information (as defined below) or to the extent the Representatives shall agree in writing to a modification, shall be in all respects in the form of the Canadian Base PREP Prospectus. No order suspending the distribution of the Securities or the Underlying Securities has been issued by any of the Canadian Authorities and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Canadian Authorities and any request on the part of the Canadian Authorities for additional information has been complied with. The term “PREP Information” means the information, if any, included in the Canadian Prospectus that is omitted from the Canadian Base PREP Prospectus in accordance with the PREP Procedures but that is deemed under the PREP Procedures to be incorporated by reference into the Canadian Base PREP Prospectus as of the date of the Canadian Prospectus. Any reference herein to the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus and the Canadian Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of filing thereof; and any reference herein to any “amendment” or “supplement” with respect to any of the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus and the Canadian Prospectus shall be deemed to refer to and include (i) the filing of any document with the Canadian Authorities incorporated or deemed to be incorporated therein by reference after the date of filing of such Canadian Preliminary Prospectus, Canadian Base PREP Prospectus or Canadian Prospectus and (ii) any such document so filed.
     The Company meets the general eligibility requirements for the use of Form F-10 under the Securities Act of 1933, as amended (the “Securities Act”) and has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement under the Securities Act and the rules and regulations of the Commission (the “Rules and Regulations”) on Form F-10 (No. 333-142656), including a related preliminary prospectus (which consists of the Canadian Preliminary Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable Rules and Regulations) (the “U.S. Preliminary Prospectus”), for registration under the Securities Act of the offering and sale of the Securities. The Company has filed with the Commission an amendment to such registration statement including the U.S. pricing prospectus (which consists of the Canadian Base PREP Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable Rules and Regulations) (the “U.S. Pricing Prospectus”). The Company has included in such filing, as amended at the effective date, all information required by the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), the Securities Act and the Rules and Regulations to be included in such registration statement. The registration statement, in the form previously delivered to you, has become effective under the Securities Act pursuant to Rule 467(a) under the Securities Act. Such registration statement, as amended, including any exhibits and all documents incorporated therein by reference, as of the time it became effective, is referred to herein as the “Registration Statement.” In connection with the filing of the Registration Statement, the Company has filed with the Commission an appointment of agent for service of process upon the Company on Form F-X under the Securities Act and has caused the Trustee to prepare and file with the Commission a Statement of Eligibility under the Trust Indenture Act on Form T-1. The Company will file with the Commission a U.S. supplemental prospectus in accordance with General Instruction II.L of Form F-10 (which shall consist of the Canadian Prospectus with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable Rules and Regulations) (the “U.S. Prospectus”). As filed, such U.S. Prospectus shall contain all information required by the Securities Act and the Rules and Regulations and, except for the inclusion of the PREP Information or to the extent the Representatives shall agree in writing to a modification, shall be in all respects in the form of the U.S. Pricing Prospectus. No stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission and any request on the part of the Commission for additional information has been complied with.
     Any reference herein to the U.S. Preliminary Prospectus, the U.S. Pricing Prospectus and the U.S. Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of filing thereof; and any reference herein to any “amendment” or “supplement” with respect to any of the U.S. Preliminary Prospectus, the U.S. Pricing Prospectus and the U.S. Prospectus shall be deemed to refer to and include (i) the filing of any document with the Canadian Authorities or the Commission incorporated or deemed to be incorporated therein by reference after the date of filing of such U.S. Preliminary Prospectus, U.S. Pricing Prospectus or U.S. Prospectus and (ii) any such document so filed. As used herein, “Preliminary Prospectuses” shall mean, collectively, the Canadian Preliminary Prospectus and the U.S. Preliminary Prospectus; “Pricing Prospectuses” shall mean, collectively, the Canadian Base PREP Prospectus and the U.S. Pricing Prospectus; and “Prospectuses” shall mean, collectively, the Canadian Prospectus and the U.S. Prospectus.
     At or prior to the time when sales of the Securities were first made (the “Time of Sale”), the Company had prepared the following information (collectively with the final term sheet listed on Annex B, the “Time of Sale Information”): the U.S. Pricing Prospectus, dated May •,

2007, and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Annex B hereto.
     Concurrently with the offering of Securities, the Company is filing a registration statement on Form F-10 in the United States and prospectuses in each of Canada and the United States in connection with a public offering (the “Concurrent Offering”) of • Common Shares, which offering size may increase. Neither this offering, nor the Concurrent Offering, is conditional on the occurrence of the other.
     2. Purchase of the Securities by the Underwriters. (a) On the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the Company agrees to issue and sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Underwritten Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to •% of the principal amount thereof (the “Purchase Price”).
     In addition, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, the Company agrees to issue and sell the Additional Securities to the several Underwriters as provided in this Agreement, and the Underwriters, shall have the option to purchase, severally and not jointly, from the Company the Additional Securities at the Purchase Price.
     If any Additional Securities are to be purchased, the principal amount of Additional Securities to be purchased by each Underwriter shall be the principal amount of Additional Securities which bears the same ratio to the aggregate principal amount of Additional Securities being purchased as the principal amount of Underwritten Securities set forth opposite the name of such Underwriter in Schedule 1 hereto (or such principal amount increased as set forth in Section 10 hereof) bears to the aggregate principal amount of Underwritten Securities being purchased from the Company by the several Underwriters, subject, however, to such adjustments as the Representatives in their sole discretion shall make to ensure that the Additional Securities are not issued in minimum denominations of less than $1,000 or whole multiples thereof.
     The Underwriters may exercise the option to purchase the Additional Securities at any time in whole, or from time to time in part, on or before the thirteenth day following the Closing Date (as hereinafter defined), by written notice from the Representatives to the Company. Such notice shall set forth the principal amount of Additional Securities as to which the option is being exercised and the date and time when the Additional Securities are to be delivered and paid for which may be the same date and time as the Closing Date but shall not be earlier than the Closing Date nor later than the thirteenth day after the Closing Date (unless such time and date are postponed in accordance with the provisions of Section 10 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.
     (b) The Company understands that the Underwriters intend to make a public offering of the Securities in the United States and in the Canadian Jurisdictions, either directly or through their respective U.S. or Canadian broker-dealer affiliates upon the terms set forth in the

Prospectuses, as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Prospectuses. The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter.
     (c) Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representatives in the case of the Underwritten Securities, at the Toronto offices of Fasken Martineau DuMoulin LLP at 8:00 A.M. New York City time on May •, 2007, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing or, in the case of the Additional Securities, on the date and at the time and place specified by the Representatives in the written notice of the Underwriters’ election to purchase such Additional Securities. The time and date of such payment for the Underwritten Securities is referred to herein as the “Closing Date” and the time and date for such payment for the Additional Securities, if other than the Closing Date, is herein referred to as the “Additional Closing Date”.
     Payment for the Securities to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Securities to be purchased on such date in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two full business days prior to the Closing Date or the Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company.
     (d) The Company acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, neither the Representatives nor any other Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company.
     3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:
     (a) Canadian Prospectuses. The Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus did, and the Canadian Prospectus (and any further amendments or supplements thereto) will, comply in all material respects with the applicable requirements of

Canadian Securities Laws; each of the Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus, as of the time of filing thereof, did not, and the Canadian Prospectus (and any further amendments or supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact that is required to be stated or necessary in order to make the statements therein, in light of the circumstances under which they were made, not false or misleading, and each of the Canadian Preliminary Prospectus and the Canadian Base PREP Prospectus, as of the time of filing thereof, constituted, and the Canadian Prospectus (and any further amendments or supplements thereto) will, constitute, full, true and plain disclosure of all material facts relating to the Securities and to the Company; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by, or on behalf of, such Underwriter through the Representatives expressly for use in any Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus or the Canadian Prospectus.
     (b) U.S. Prospectuses. No order preventing or suspending the use of the U.S. Preliminary Prospectus or the U.S. Pricing Prospectus or any Issuer Free Writing Prospectus (as hereinafter defined) has been issued by the Commission, and each of the U.S. Preliminary Prospectus and the U.S. Pricing Prospectus, at the time of filing thereof, complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by, or on behalf of, such Underwriter through the Representatives expressly for use in any U.S. Preliminary Prospectus, U.S. Pricing Prospectus or any Issuer Free Writing Prospectus.
     (c) Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by, or on behalf of, such Underwriter through the Representatives expressly for use in such Time of Sale Information. No statement of material fact included in the Prospectuses has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectuses has been omitted therefrom.
     (d) Issuer Free Writing Prospectus. Other than the Preliminary Prospectuses, the Pricing Prospectuses, and the Prospectuses, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Annex B hereto and any other written communications approved in writing in advance by the Representatives. Each such Issuer Free Writing Prospectus listed on Annex B hereto complied in all material respects with the Securities Act, has been filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with the U.S. Pricing Prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any (i) statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by, or on behalf of, such Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus or (ii) any Issuer Free Writing Prospectus prepared by any Underwriter or other party without the prior written consent of the Company unless such consent is not required as set forth herein.
     (e) Registration Statement and U.S. Prospectus. The Registration Statement is effective under the Securities Act. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; as of the applicable effective date of the Registration Statement and on the Closing Date and as of the Additional Closing Date, as the case may be, the Indenture did and will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and as of the date of the U.S. Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the U.S. Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the U.S. Prospectus and any amendment or supplement thereto.
     (f) Incorporated Documents. Each document filed or to be filed with the Canadian Authorities and incorporated, or deemed to be incorporated, by reference in the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus and the Canadian Prospectus complied, or will comply, when so filed in all material respects with the requirements of

Canadian Securities Laws, and none of such documents contained, or will contain, at the time of its filing any untrue statement of a material fact or omitted or will omit at the time of its filing to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not false or misleading.
     The documents incorporated by reference in the Registration Statement, the U.S. Prospectus or the Time of Sale Information, when they were or hereafter are filed with the Commission, as the case may be, conformed or will conform in all material respects to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulation of the Commission thereunder (collectively, the “Exchange Act”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     (g) Reporting Issuer. The Company is a reporting issuer under the securities laws of each Canadian Jurisdiction that recognizes the concept of reporting issuer and is not on the list of defaulting reporting issuers maintained by the Canadian Authorities in each such Canadian Jurisdiction that maintains such a list; the Company is subject to the reporting requirements of the Exchange Act and is current in its filings; where applicable, the Company is in compliance with its timely disclosure obligations under the applicable securities laws in all of the Canadian Jurisdictions and the United States and under the rules of the Toronto Stock Exchange and the American Stock Exchange and, without limiting the generality of the following, there has not occurred any material adverse change in the business, affairs, operations, assets, liabilities (contingent or otherwise) or capital of the Company and the Subsidiaries (taken as a whole) which has not been publicly disclosed; the Company has not filed any confidential material change reports since the date of such statements which remain confidential at the date hereof.
     (h) Trading. The Underlying Securities are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the American Stock Exchange and have been conditionally approved for listing on the Toronto Stock Exchange; the certificates for the Underlying Securities comply with all applicable provisions of the Business Corporations Act (Yukon) and the Toronto Stock Exchange. No order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Common Shares or any other security of the Company has been issued or made by any securities commission or stock exchange or any other regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or, to the best of the Company’s knowledge, contemplated or threatened by any such authority or under any securities laws in the United States or Canada.
     (i) Publicly Available Documents. There are no reports or information that in accordance with the requirements of the Canadian Securities Laws must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; there are no documents required to be filed as of the date hereof with the Canadian Authorities or with any other Canadian securities regulatory authority in connection with the Canadian Preliminary Prospectus, Canadian Base PREP Prospectus or the Canadian Prospectus that have not been filed as required.

     (j) Financial Statements. (i) The financial statements and the related notes thereto of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement, the Pricing Prospectuses and the Prospectuses (A) comply with the requirements of the Canadian Securities Laws and with the applicable requirements of the Securities Act and the Exchange Act, as applicable, (B) present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified, (C) such financial statements have been prepared in conformity with Canadian generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby and (D) have been reconciled to United States generally accepted accounting principles in accordance with Item 18 of Form 20-F under the Exchange Act; and (ii) the other financial information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectuses has been derived from the accounting records of the Company and its subsidiaries and presents fairly, in all material respects, the information shown thereby.
     (k) No Material Adverse Change. Since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectuses, and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses (i) there has not been any change in the share capital or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of share capital, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement (other than this Agreement and the underwriting agreement for the Concurrent Offering) that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority.
     (l) Organization and Good Standing. The Company and each of the subsidiaries listed in Schedule 2 to this Agreement (the “Subsidiaries”) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). No proceedings have been instituted or, to the knowledge of the Company, are pending for the dissolution or liquidation of the Company or any of the Subsidiaries. The Subsidiaries listed in Schedule 2 to this Agreement are the only significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X or that are otherwise material to the Company.
     (m) Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectuses under the heading “Consolidated capitalization”; all the outstanding share capital of the Company has been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Time of Sale Information and the Prospectuses, and other than as provided in the Agreement between the Company and Endeavour Financial International Corporation, dated October 1, 2004, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any common shares or other equity interest in the Company or the Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any common shares or any other securities of the Company or such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the share capital of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectuses; and all the outstanding share capital or other equity interests of the Subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.
     (n) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.
     (o) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.
     (p) The Indenture. The Indenture has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, when executed and delivered by the Company and the Trustee and when the Underwritten Securities have been paid for, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law).
     (q) The Trustee. The Company has duly appointed the Trustee under the Indenture and as registrar and transfer agent for the Securities and the Trustee has prepared, and the

Company has filed as an exhibit to the Registration Statement, a Statement of Eligibility under the Trustee Indenture Act on Form T-1.
     (r) The Securities. The Securities have been duly authorized by the Company and, at the Closing Date, or the Additional Closing Date as the case may be, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.
     (s) The Underlying Securities. The Underlying Securities issuable upon conversion of the Securities in accordance with the terms of the Securities and the Indenture have been duly authorized and validly reserved for issuance by the Company upon conversion and such Underlying Securities, when issued in accordance with the terms of the Indenture, will be validly issued and outstanding and fully paid and non-assessable and will conform to the descriptions thereof in the Time of Sale Information and the Prospectuses; all corporate action required to be taken by the Company for the authorization, issuance and delivery of the Underlying Securities issuable upon conversion of the Securities has been validly taken; and the issuance of the Securities is not, and the issuance of the Underlying Securities will not be, subject to any preemptive or similar rights.
     (t) The Rights Agreement. The Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability; and the Rights have been duly authorized by the Company and, when issued upon issuance of the Underlying Securities, will be validly issued, and the underlying common shares have been duly authorized by the Company and validly reserved for issuance upon the exercise in accordance with the terms of the Rights Agreement, and when issued in accordance with the terms of the Rights Agreement will be validly issued, fully paid and non-assessable.
     (u) No Violation or Default. Neither the Company nor any of the Subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
     (v) No Conflicts. The execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities, the consummation of the transactions contemplated by this Agreement and the offering and sale of the Common Shares in the Concurrent Offering will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of the Subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.
     (w) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court, arbitrator, governmental or regulatory authority, stock exchange or other third party is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Securities and the consummation of the transactions contemplated by this Agreement or in connection with the Concurrent Offering, except for (i) the registration of the Securities, the Underlying Securities and the Common Shares pursuant to the Concurrent Offering under the Securities Act, (ii) the qualification of the Securities and Underlying Securities for distribution in the Canadian Jurisdictions as contemplated by this Agreement, (iii) the qualification of the Indenture under the Trust Indenture Act, (iv) such as have been obtained or such as may be required (and shall have been obtained prior to the Closing Date) under stock exchange regulations, and (v) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities and the Common Shares pursuant to the Concurrent Offering by the Underwriters.
     (x) Statements in Registration Statement and Prospectuses. There is no franchise, contract or other document of a character required to be described in the Registration Statement, the Time of Sale Information or the Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Pricing Prospectuses and the Prospectuses under the headings “Income Tax Considerations”, “Description of Share Capital”, “Description of Notes”, “Enforceability of Civil Liabilities”, “Risk Factors – Additional Risks – We have determined that we are currently a “passive foreign investment company” ...”, in the Canadian Prospectus under “Eligibility for Investment” and “Statutory Rights of Withdrawal and Rescission” and in the Registration Statement under “Part II — Indemnification”, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are, in all material respects, accurate and fair summaries of such legal matters, agreements, documents or proceedings.

     (y) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectuses, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending, or to the best knowledge of the Company threatened, to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings are threatened or, to the best knowledge of the Company, contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required by the Securities Act to be described in the Registration Statement and the U.S. Prospectus and that is not so described in such documents and in the Time of Sale Information or that is required by the Canadian Securities Laws to be described in the Canadian Prospectus, and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act or the Canadian Securities Laws to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectuses that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Time of Sale Information and the Prospectuses, as applicable.
     (z) Independent Accountants. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries are an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act and are an independent participating audit firm as defined in National Instrument 52-108 –Auditor Oversight and there has never been any reportable event or disagreement (within the meaning of National Instrument 51-102) with the present or any former auditors of the Company.
     (aa) Title to Real and Personal Property. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, the Company and its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
     (bb) Property Rights. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, no other property rights are necessary for the conduct of the business of the Company or any Subsidiary as currently conducted except where the lack thereof does not and will not have a Material Adverse Effect. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses none of the Company or any subsidiary knows of any claim or the basis for any claim that is reasonably likely to adversely affect the right thereof to use, transfer or otherwise exploit such property rights and none of the Company or the Subsidiaries has any responsibility or obligation to pay any material commission, royalty, licence fee or similar payment to any person with respect to the property rights thereof.

     Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, (i) the Company and the Subsidiaries hold either freehold title, mining leases, mining concessions, mining claims, licenses of occupation, or participating interests or other conventional property or proprietary interests or rights, recognized in the jurisdiction in which a particular property is located, in respect of the ore bodies and minerals located in properties in which the Company and the Subsidiaries have an interest as described in the Registration Statement, Time of Sale Information and Prospectuses under valid, subsisting and enforceable title documents or other recognized and enforceable agreements or instruments, sufficient to permit the Company or applicable Subsidiary to explore the minerals relating thereto, (ii) all property, leases or claims in which the Company or any Subsidiary has an interest or right have been validly located and recorded in accordance with all applicable laws and are valid and subsisting where the failure to be so would have a Material Adverse Effect on the Company and Subsidiaries, taken as a whole, and (iii) the Company and the Subsidiaries have all necessary surface rights, access rights and other necessary rights and interests relating to the properties in which the Company and the Subsidiaries have an interest as described in the Registration Statement, Time of Sale Information and Prospectuses granting the Company or applicable Subsidiary the right and ability to explore for minerals, ore and metals for development purposes as are appropriate in view of the rights and interest therein of the Company or applicable Subsidiary, with only such exceptions as do not interfere with the use made by the Company or applicable Subsidiary of the rights or interest so held, and each of the proprietary interests or rights and each of the documents, agreements and instruments and obligations relating thereto referred to above is currently in good standing in the name of the Company or a Subsidiary where the failure to be so would have a Material Adverse Effect on the Company and its Subsidiaries, taken as a whole.
     (cc) Technical Reports. The Company has made available to the respective authors thereof prior to the issuance of the technical reports entitled “NI 43-101 Technical Report, Brisas Project, Venezuela, Feasibility Update” dated October 30, 2006 prepared by Pincock Allen & Holt for the Company, as amended or updated (the “Updated PAH Report”) and the feasibility study relating to the Brisas Project dated January 2005 prepared by Aker Kvaerner ASA, and any updates thereto (the “Feasibility Study”), for the purpose of preparing the Updated PAH Report and the Feasibility Study, as applicable, all material information requested in connection with the above reports, and to the knowledge and belief of the Company, no such information, as of the respective dates of such reports, contains any material misrepresentation. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, the Company does not have any knowledge of a material adverse change in any production, cost, price, reserves or other relevant information provided since the dates that such information was so provided.
     (dd) Accuracy of Technical Reports. To the best of Company’s knowledge, each of the Updated PAH Report and the Feasibility Study accurately and completely sets forth all material facts relating to the properties that are subject thereto. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, since the date of preparation of the Updated PAH Report and the Feasibility Study there has been no change, to the best of the Company’s knowledge, that would disaffirm or change any aspect of the Updated PAH Report or the Feasibility Study in any material respect. The Company is in material compliance with National Instrument 43-101 — Standards of Disclosure for Mineral Projects (“NI 43-101”) in connection with the disclosure of scientific or technical information made by the Company concerning each mineral project on a property material to the Company and each of the Updated PAH Report and the Feasibility Study comply with NI 43-101.
     (ee) Reserves and Resources. The information relating to estimates by the Company of the proven and probable reserves and the measured, indicated and inferred resources at the Brisas Project contained in the Time of Sale Information and the Prospectuses has been prepared in all material respects in accordance with NI 43-101. The Company believes that all of the assumptions underlying such reserve and resource estimates are reasonable and appropriate, and, except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, that the projected capital and operating costs, production and operating results relating to its projects and summarized in the Registration Statement, the Time of Sale Information and the Prospectuses are achievable by the Company.
     (ff) Title to Intellectual Property. The Company and the Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses; and, to the best knowledge of the Company, the conduct of their respective businesses does not, and the proposed conduct of their respective businesses will not, conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others.
     (gg) No Undisclosed Relationships. To the best knowledge of the Company, no relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the U.S. Prospectus and that is not so described in such documents and in the Time of Sale Information or that is required by the Canadian Securities Laws to be described in the Canadian Base PREP Prospectus and the Canadian Prospectus.
     Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, neither the Company nor any of its subsidiaries (i) has any material lending or other relationship with any bank or lending affiliate of any of the Underwriters or any underwriters of the Concurrent Offering and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder or from the sale of the Common Shares in the Concurrent Offering to repay any outstanding debt owed to any affiliate of any of the Underwriters or any underwriters of the Concurrent Offering.
     (hh) Voting Agreements. To the best of the Company’s knowledge, no agreement is in force or effect which in any manner affects the voting or control of any of the securities of the

Company or any of the Subsidiaries (other than as reflected in the Schedule 13D filed with the SEC on April 10, 2007 by Strongbow Capital, Ltd., et al, and any and all amendments thereto).
     (ii) Other Agreements. To the best of the Company’s knowledge, none of the directors or senior officers of the Company, any known holder of more than 10% of any class of securities of the Company or any known associate or affiliate of any of the foregoing has any interest, directly or indirectly, in any transaction contemplated by this Agreement except as otherwise described in the Preliminary Prospectuses and the Registration Statement.
     (jj) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities, the offering and sale of the Common Shares in the Concurrent Offering, and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectuses, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).
     (kk) PFIC. The Company expects that it will be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the Code, for the taxable year ended December 31, 2007.
     (ll) Taxes. The Company and its subsidiaries have paid all federal, state, provincial, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof except in the case where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets. No domestic or foreign taxation authority has asserted or to, to the best of the Company’s knowledge, threatened to assert any assessment, claim or liability for taxes due or to become due in connection with any review or examination of the tax returns of the Company or any of the Subsidiaries (including, without limitation, any predecessor companies) filed for any year which would have a Material Adverse Effect.
     (mm) Transfer Taxes. There are no transfer taxes or other similar fees or charges under Canadian or U.S. federal law or the laws of any state, province or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities or in connection with the issuance of the Underlying Securities upon conversion of the Securities) provided the Underlying Securities are issued to the registered holders of the Securities.
     (nn) Stamp Tax. No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of any province in connection with the creation, issuance, sale and delivery to the Underwriters of the Securities or in connection with the issuance of the Underlying Securities upon conversion of the Securities or the authorization, execution, delivery and performance of this Agreement or the resale of Securities by an Underwriter to U.S. residents.

     (oo) Licenses and Permits. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, the Company and the Subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, provincial, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information and the Prospectuses, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Information and the Prospectuses, neither the Company nor any of the Subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.
     (pp) No Revocation or Modification. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any material mining or exploration authorities, permits or licenses previously granted to the Company, nor have any of them received notice of the revocation or cancellation of, or any intention to revoke or cancel, any mining claim, groups of claims, exploration rights, concession or lease with respect to any of the resource properties described in the Registration Statement, the Time of Sale Information and the Prospectuses where such proceedings, revocations, modifications, or cancellations, would have a Material Adverse Effect.
     (qq) No Labor Disputes. There has not been in the last two years, and no labor disturbance by or dispute with employees of the Company or any of the Subsidiaries currently exists or, to the best knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of its or the Subsidiaries’ principal suppliers, contractors or customers, except as would not have a Material Adverse Effect.
     (rr) Compliance With Environmental Laws. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, (i) the Company and its Subsidiaries (A) are in compliance with any and all applicable federal, state, provincial, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (B) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; (C) have not received notice of, and do not otherwise have knowledge of, any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants; (D) do not have any knowledge of and have not received any notice of any material claim, judicial or administrative proceeding, pending or threatened against, or which may affect, either the Company or any Subsidiary or any of the property, assets or operations thereof relating to, or alleging any violation of any Environmental Laws, the Company is not aware of any facts which could give rise to any such claim or judicial or administrative proceeding and neither the Company nor any Subsidiary nor any of the property, assets or operations thereof is the subject of any investigation, evaluation, audit or review by any “Governmental Authority” (which term means and includes, without limitation, any national, federal government, province, state, municipality or other political subdivision of any of the foregoing, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing) to determine whether any violation of any Environmental Laws has occurred or is occurring or whether any remedial action is needed in connection with a release of any Contaminant (which term means and includes, without limitation, any pollutants, dangerous substances, liquid wastes, hazardous wastes, hazardous materials, hazardous substances or contaminants or any other matter including any of the foregoing, as defined or described as such pursuant to any Environmental Law) into the environment, except for compliance investigations conducted in the normal course by any Governmental Authority; (E) do not store any hazardous or toxic waste or substance on the property thereof and have not disposed of any hazardous or toxic waste, in each case in a manner contrary to any Environmental Laws, and there are no Contaminants on any of the premises at which the Company or any Subsidiary carries on business, in each case other than in compliance with Environmental Laws; (F) to the best of the Company’s knowledge, are not subject to any contingent or other liability relating to the restoration or rehabilitation of land, water or any other part of the environment (except for those derived from normal exploration activities) or non-compliance with Environmental Laws; and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (A) and (B) above, for any such failure to comply, or failure to receive required permits, licenses or approvals, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.
     (ss) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.
     (tt) Foreign Private Issuer. The Company is a “foreign private issuer” within the meaning of Rule 3b-4 under the Exchange Act.

     (uu) Use of Proceeds. The Company intends to use the net proceeds from the Concurrent Offering and from the offering of Securities in the manner specified in the Pricing Prospectuses and Prospectuses under the caption “Use of proceeds”;
     (vv) Disclosure Controls. The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act and the Canadian Securities Laws) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act and Canadian Securities Laws is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and Canadian Securities Laws, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act and Multilateral Instrument 52-109 – Certification of Disclosure in Issuers’ Annual and Interim Filings (including the forms thereto) (“MI 52-109”).
     (ww) Accounting Controls. The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act and MI 52-109) that comply with the requirements of the Exchange Act and MI 52-109 and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance (i) that transactions are executed in accordance with management’s general or specific authorizations; (ii) that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) that access to assets is permitted only in accordance with management’s general or specific authorization; (iv) that the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (v) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the annual financial statements or interim financial statements. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, there are no material weaknesses in the Company’s internal controls.
     (xx) Insurance. Except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, the Company and its Subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance, (ii) been refused any insurance coverage sought or applied for or (iii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.
     (yy) Minute Books and Records. The minute books and records of the Company and the Subsidiaries made available to counsel for the Underwriters in connection with their due diligence investigations of each of the Company and the Subsidiaries for the periods from October 5, 1998 to the date of examination thereof are all of the minute books and records of the Company and the Subsidiaries respectively and contain copies of all material proceedings (or certified copies thereof) of the shareholders, the boards of directors and all committees of the boards of directors of the Company and the Subsidiaries to the date of review of such corporate records and minute books and there have been no other meetings, resolutions or proceedings of the shareholders, board of directors or any committees of the boards of directors of the Company and any of the Subsidiaries to the date of review of such corporate records and minute books not reflected in such minute books and other records, other than those which have been disclosed to the Underwriters or which are not material in the context of the Company and the Subsidiaries, on a consolidated basis;
     (zz) Leased Premises. With respect to each of the premises which is material to the Company on a consolidated basis and which the Company or any of the Subsidiaries occupies as tenant (excluding mining concessions) (the “Leased Premises”), the Company or such Subsidiary occupies the Leased Premises and has the exclusive right to occupy and use the Leased Premises and each of the leases pursuant to which the Company and/or the Subsidiaries occupies the Leased Premises is in good standing and in full force and effect;
     (aaa) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.
     (bbb) Compliance with Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.
     (ccc) Compliance with OFAC. None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company

will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.
     (ddd) No Restrictions on Subsidiaries. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, no Subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s share capital, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.
     (eee) No Broker’s Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities or in connection with the Concurrent Offering. Except as provided herein, there is no person, firm or corporation acting for the Company entitled to any brokerage or finders fee in connection with this Agreement or any of the transactions contemplated hereunder;
     (fff) No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register or qualify any securities for sale under the Securities Act or the Canadian Securities Laws by reason of the filing of the Registration Statement with the Commission or the Canadian Base PREP Prospectus with the Canadian Authorities or the issuance and sale of the Securities or the Underlying Securities.
     (ggg) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in, under the Exchange Act, Canadian Securities Laws or otherwise, any stabilization or manipulation of the price of the Securities or the Underlying Securities.
     (hhh) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act or as defined under Canadian Securities Laws) contained in the Registration Statement, the Time of Sale Information and the Prospectuses has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith or does not reflect the Company’s good faith best estimate of the matters described therein; the assumptions used in the preparation of any projections are reasonable; and none of the Company or its subsidiaries are aware of any business, economic or industry developments materially inconsistent with the assumptions underlying such projections except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses.
     (iii) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement, the Time of Sale Information and the Prospectuses is not based on or derived from sources that are reliable and accurate in all material respects.
     (jjj) Loans. Other than as disclosed in the Registration Statement, the Time of Sale Information and the Prospectuses, the Company has not made any loans to or guaranteed the obligations of any person other than the Subsidiaries;
     (kkk) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.
     (lll) Status under the Securities Act. The Company is not an ineligible issuer as defined under the Securities Act, in each case at the times specified in the Securities Act in connection with the offering of the Securities.
     (mmm) Transfer Agent. Computershare Investor Services Inc. has been duly appointed the transfer agent and registrar for the Securities and Underlying Securities of the Company and Computershare Trust Company, Inc. is the duly appointed U.S. co-transfer agent of the Company with respect to the Securities and Underlying Securities.
     4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:
     (a) Required Filings. The Company will cause the Prospectuses, properly completed, and any supplement thereto to be filed, each in a form approved by the Representatives with the Canadian Authorities in accordance with the PREP Procedures (in the case of the Canadian Prospectus) and with the Commission pursuant to General Instruction II.L of Form F-10 (in the case of the U.S. Prospectus) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filings; will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request.
     (b) Term Sheet. The Company will prepare a final term sheet, containing a description of final terms of the Securities and the offering thereof, in the form approved by the Representatives and attached as Annex C hereto and will file such term sheet pursuant to Rule 433 under the Act within the time required by such Rule.
     (c) Time of Filings. The Company will prepare and file with the Canadian Authorities, promptly after the date of this Agreement, and in any event no later than 5:00 p.m. (New York City time) on the second business day following the date of this Agreement, and in conformity in all material respects with applicable Canadian Securities Laws, the Canadian Prospectus setting forth the PREP Information. The Company will prepare and file with the

Commission, promptly after the date of this Agreement, and in any event no later than 5:00 p.m. (New York City time) on the second business day following the date of this Agreement, the U.S. Prospectus.
     (d) Delivery of Copies. The Company will deliver, without charge, (i) to the Representatives, three signed copies of the Registration Statement, the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus and the Canadian Prospectus as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement, the Canadian Preliminary Prospectus, the Canadian Base PREP Prospectus and the Canadian Prospectus as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectuses (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.
     (e) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectuses, whether before or after the time that the Registration Statement becomes effective, the Company will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.
     (f) Notice to the Representatives. The Company will advise the Representatives promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective and when the Canadian Prospectus shall have been filed with the Canadian Authorities pursuant to the PREP Procedures; (ii) when any amendment to the Registration Statement or the Canadian Prospectus shall have been filed or become effective or a MRRS Decision Document in respect of any such amendment has been issued, as the case may be; (iii) when any supplement to the Prospectuses or any Issuer Free Writing Prospectus or any amendment to the Prospectuses has been filed; (iv) of any request by the Commission or the Canadian Authorities for any amendment to the Registration Statement or any amendment or supplement to the Prospectuses, as applicable, or the receipt of any comments from the Commission or the Canadian Authorities relating to the Registration Statement or the Prospectuses or any other request by the Commission or the Canadian Authorities for any additional information; (v) of the issuance by the Canadian Authorities or the Commission of any stop order suspending the effectiveness of the Canadian Prospectus or the Registration Statement, as applicable, or any post-effective amendment thereto, or suspending the use of any Prospectuses or any Issuer Free Writing Prospectus or, in each case, of the initiation or threatening of any proceedings therefore; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the

Prospectuses, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectuses, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities or Underlying Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose (viii) of the receipt of any comments or communications from the Canadian Authorities, the Commission or any other regulatory authority relating to the Prospectuses, the Registration Statement, or the listing of the Underlying Securities on the Toronto Stock Exchange or the American Stock Exchange; and the Company will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Pricing Prospectus or the Prospectuses or suspending any such qualification of the Securities or Underlying Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.
     (g) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectuses as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectuses to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and the Canadian Authorities and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectuses as may be necessary so that the statements in the Prospectuses as so amended or supplemented will not, in the light of the circumstances existing when the Prospectuses is delivered to a purchaser, be misleading or so that the Prospectuses will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.
     (h) Other Jurisdictions. The Company will qualify the Securities and the Underlying Securities for offer and sale under the securities or Blue Sky laws of such states and other jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities and the Underlying Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.
     (i) Earning Statement. The Company will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.
     (j) Clear Market. For a period of 90 days after the Closing Date, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise, without the prior written consent of the Representatives, other than the Securities to be sold hereunder, the public offering of Common Shares as set forth in the Pricing Prospectuses and the Prospectuses under the heading “Concurrent offering”, any Common Shares of the Company issued upon the exercise of equity units, warrants and options granted under the existing equity incentive plan and as contemplated by the management information circular, dated April 20, 2007, as it relates to the Company’s KSOP Plan, and any options or other securities granted pursuant to the Company’s equity incentive plan and KSOP Plan.
     (k) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Registration Statement, the Time of Sale Information and the Prospectuses under the heading “Use of proceeds”.
     (l) No Stabilization. During the Prospectus Delivery Period, the Company will not take, directly or indirectly, under the Exchange Act, Canadian Securities Laws or otherwise, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities or the Underlying Securities.
     (m) Exchange Listing. The Company will use its best efforts to effect and maintain the listing of the Shares on (i) the Toronto Stock Exchange, for not less than one year, and (ii) the American Stock Exchange.
     (n) Reports. So long as the Underlying Securities are issuable or are outstanding, the Company will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of Securities and Common Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system.

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     (o) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.
     (p) PFIC. For each taxable year in which the Company is a “passive foreign investment company” as defined in Section 1297 of the Code, the Company will provide holders of Common Shares that are U.S. taxpayers with the required information to enable such holders to make a qualified electing fund election under Section 1295 of the Code and the Treasury Regulations promulgated thereunder, and will satisfy all requirements described therein (which, for the avoidance of doubt, shall include providing a PFIC Annual Information Statement.
     (q) Reporting Issuer. Subject to the Company’s board of directors’ exercise of its fiduciary duty to consider a transaction that might result in the Company ceasing to be a public company, the Company covenants and agrees with the Underwriters that the Company will use its reasonable best efforts (i) to maintain its status as a “reporting issuer” (or the equivalent thereof) not in default of the requirements of the Canadian Securities Laws of each of the Canadian Jurisdictions for a period of one year following the Closing Date and (ii) for a period of one year following the Closing Date file all documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder.
     (r) Reservation of Underlying Securities. The Company will reserve and keep available at all times, free of preemptive rights, the full number of Common Shares issuable upon conversion of the Securities.
     (s) Conversion Price. Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion price of the Securities.
     5. Certain Agreements of the Underwriters. Each Underwriter hereby represents and agrees that:
     (a) It has not and will not use, authorize use of, refer to, prepare or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes, but is not limited to, any use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) or any Issuer Free Writing Prospectus other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the U.S. Pricing Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Annex B or prepared pursuant to Section 3(d) or Section 4(d) above, or (iii) any free writing prospectus prepared by such Underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

     (b) It has not and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.
     (c) It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Annex C hereto without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet.
     (d) It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the Securities Act.
     (e) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).
     6. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase the Underwritten Securities on the Closing Date or the Additional Securities on the Additional Closing Date, as the case may be as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:
     (a) Registration Compliance; No Stop Order. The Canadian Prospectus shall have been timely filed with the Canadian Authorities and a MRRS Decision Document shall have been obtained in respect thereof and the Registration Statement shall have become effective; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the U.S. Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereto; no order having the effect of ceasing or suspending the distribution of the Securities or Underlying Securities or the trading in the securities of the Company or any other securities of the Company shall have been issued or proceedings therefore initiated or threatened by any securities commission, securities regulatory authority or stock exchange in Canada or the United States; and all requests by the Commission and the Canadian Authorities for additional information shall have been complied with to the reasonable satisfaction of the Representatives.
     (b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.
     (c) No Material Adverse Change. No event or condition of a type described in Section 3(k) hereof shall have occurred or shall exist, which event or condition is not described in the Registration Statement, Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectuses (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectuses.
     (d) Officer’s Certificate. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representatives (i) confirming that such officers have carefully reviewed the Registration Statement, the Time of Sale Information and the Prospectuses and, to the best knowledge of such officers, the representations set forth in Sections 3(a), 3(c) and 3(e) hereof are true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date and (iii) to the effect set forth in paragraphs (a), (c) and (d) above.
     (e) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, PricewaterhouseCoopers LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectuses; provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a “cut-off” date no more than two business days prior to such Closing Date or such Additional Closing Date, as the case may be.
     (f) Agent for Service. Prior to the Closing Date, the Company shall have furnished to the Representatives satisfactory evidence of its due and valid authorization of CT Corporation System as its agent to receive service of process in the United States pursuant to Section 13 hereof, and satisfactory evidence from CT Corporation System accepting its appointment as such agent.
     (g) Opinion of Yukon Counsel for the Company. Yukon counsel to the Company shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, with respect to the Company, to the effect set forth in Annex A-1 hereto.

     (h) Opinion of Canadian Counsel for the Company. Fasken Martineau DuMoulin LLP, Canadian counsel for the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-2 hereto.
     (i) Opinion of U.S. Counsel for the Company. Baker & McKenzie LLP, U.S. counsel for the Company, together with Baker & McKenzie SC, Caracas, Venezuela, shall have furnished to the Representatives, at the request of the Company, their written opinions, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-3 hereto.
     (j) Opinion of Barbados Counsel for the Company. Barbados counsel to the Company shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, with respect to Gold Reserve de (Barbados) Limited.
     (k) Opinion of Montana Counsel for the Company. Montana counsel to the Company shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, with respect to Gold Reserve Corporation.
     (l) Opinion of Venezuelan Counsel for the Company. Baker & McKenzie, Caracas, Venezuelan counsel to the Company shall have furnished to the Representatives, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representatives, with respect to Gold Reserve de Venezuela, C.A. and Compania Aurifera Brisas del Cuyuni, S.A. and with respect to title to the mineral concessions in Bolivar State, Venezuela, known as the Brisas Property.
     (m) Opinion of Canadian Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Heenan Blaikie LLP, Canadian counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.
     (n) Opinion of U.S. Counsel for the Underwriters. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

     (o) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state, provincial or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state, provincial or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the issuance or sale of the Securities.
     (p) Good Standing. The Representatives shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and the Subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Representatives may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate Governmental Authorities of such jurisdictions to the extent available in each jurisdiction.
     (q) Exchange Listing. The Underlying Securities shall have been listed and admitted and authorized for trading on the American Stock Exchange and shall have been conditionally approved for listing on the Toronto Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.
     (r) Lock-up Agreements. The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between you and the officers and directors of the Company relating to sales and certain other dispositions of Common Shares or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.
     (s) NASD. The National Association of Securities Dealers, Inc. shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.
     (t) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.
     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.
     7. Indemnification and Contribution.
     (a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectuses (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.
     (b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectuses (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectuses furnished on behalf of each Underwriter: the list of Underwriters and their respective participation in the sale of Securities under the caption “Underwriting” and the information contained in the eighth paragraph under the caption “Underwriting”.
     (c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary or (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by J.P. Morgan Securities Inc. (“JPMorgan”) and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.
     (d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the

Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectuses, bear to the aggregate offering price of the Securities. The relative fault of the Company, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (e) Limitation on Liability. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 7 are several in proportion to their respective purchase obligations hereunder and not joint.
     (f) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
     8. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     9. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Additional Securities, prior to the Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the Toronto Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal (U.S. or Canada) or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States or Canada, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectuses.
     10. Defaulting Underwriter. (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectuses or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectuses that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Securities that a defaulting Underwriter agreed but failed to purchase.
     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the principal amount of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be does not exceed one-tenth of the principal amount of Securities to be purchased on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder on such date plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase on such date) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.
     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the principal amount of Securities that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-tenth of the principal amount of Securities to be purchased on such date, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Securities on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 10 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 11 hereof and except that the provisions of Section 7 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.
     11. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act or Canadian Securities Laws, as applicable, of the Registration Statement, the Preliminary Prospectuses, any Issuer Free Writing Prospectus, the Pricing Prospectuses, any other Time of Sale Information and the Prospectuses (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing this Agreement, the Securities and the Indenture; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) the cost of preparing certificates for the Securities; (vii) the costs and charges of any transfer agent and any registrar; (viii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (ix) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc.; (x) all expenses incurred by the Company in connection with any “road show” presentation to potential investors; and (xi) all expenses and application fees related to the listing of the Underlying Securities on the American Stock Exchange and the Toronto Stock Exchange.
     (b) If (i) this Agreement is terminated pursuant to Section 9(ii), (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities for any reason permitted under this Agreement (other than pursuant to Section 9(i), (iii) or (iv)), the Company agrees to reimburse the Underwriters for all reasonable out-of-pocket costs and expenses (including the fees and expenses of their counsel) incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby. Except as provided above, the Underwriters will pay their own fees and expenses in connection with this Agreement and the offering contemplated hereby.
     12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 7 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.
     13. Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed CT Corporation System (or any successor) (together with any successor, the “Agent for Service”), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Securities, that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to its Chief Financial Officer at its principal office in Spokane, Washington), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Securities or Underlying Securities shall be outstanding.
     14. Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “Judgment Currency”) other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.
     15. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.
     16. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.
     17. Miscellaneous. (a) Authority of the Representatives. Any action by the Underwriters hereunder may be taken by the Representatives on behalf of the Underwriters, and any such action taken by the Representatives shall be binding upon the Underwriters.
     (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: (212) 622-

8358); Attention: Equity Syndicate Desk. Notices to the Company shall be given to it at 926 West Sprague Avenue, Suite 200, Spokane, Washington 99201, U.S.A. (fax: (509) 623-1634); Attention: Douglas Belanger, President.
     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
     (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours, GOLD RESERVE INC.
By
Title:

Accepted: May  , 2007

J.P. MORGAN SECURITIES INC.
RBC DOMINION SECURITIES INC.

By:	J.P. Morgan Securities Inc.

By:
Name:
Title:

By:	RBC Dominion Securities Inc.

By:
Name:
Title:

For themselves and on behalf of the several Underwriters listed in Schedule 1 hereto.

Schedule 1

Principal Amount of Underwritten
Underwriter	Securities to be Purchased

J.P. Morgan Securities Inc.
RBC Dominion Securities Inc.
Cormark Securities Inc.

Total

Schedule 2
SUBSIDIARIES OF THE COMPANY

Subsidiary	Jurisdiction	Ownership
Gold Reserve Corporation	Montana	100%

Gold Reserve de Venezuela, C.A.	Venezuela	100%

Gold Reserve de (Barbados) Limited	Barbados	100%

Compania Aurifera Brisas del Cuyuni, S.A.	Venezuela	100%

Annex A-1
[Form of Opinion of Yukon Counsel for the Company]

Annex A-2
[Form of Opinion of Canadian Counsel for the Company]

Annex A-3
[Form of Opinion of U.S. Counsel for the Company]

Annex B
Time of Sale Information
1.	Term sheet containing the terms of the securities, substantially in the form of Annex C

2.	Electronic road show, released by Bloomberg on May •, 2007.

Annex C
Pricing Term Sheet
[INSERT]

Exhibit A
FORM OF LOCK-UP AGREEMENT
May     , 2007
J.P. MORGAN SECURITIES INC.
RBC DOMINION SECURITIES INC.
  As representatives of
  the several underwriters listed in
  Schedule I to the Underwriting
  Agreements referred to below
c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, NY 10172
                    Re:     Gold Reserve Inc. — Public Offering
Ladies and Gentlemen:
     The undersigned understands that you, as representatives of the several Underwriters (as defined below), propose to enter into one or more underwriting agreements (together, the “Underwriting Agreements”) with Gold Reserve Inc., a company incorporated under the laws of the Yukon Territory (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters named in Schedule I to the Underwriting Agreements (the “Underwriters”), of Class A common shares, no par value (the “Common Shares”), and convertible notes of the Company (together, the “Securities”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreements.
     In consideration of the Underwriters’ agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc., on behalf of the Underwriters, the undersigned will not, during the period ending 90 days after the Closing Date, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Common Shares of the Company or any securities convertible into or exercisable or exchangeable for Common Shares (including without limitation, Common Shares which are deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission or the Canadian Securities Laws (and over which the undersigned has dispositive power) and securities which may be issued upon exercise of a stock option or warrant), or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of such Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common

Shares or such other securities, in cash or otherwise. Notwithstanding the foregoing, subject to applicable securities laws and the restrictions contained in the Company’s charter documents, the undersigned may transfer the Securities as follows: (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein; (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein; (iii) any transfer arising as a result of the undersigned serving as a trustee of the Company’s KSOP, if applicable; (iv) as collateral for any loan, provided that the lender agrees in writing to be bound by the restrictions set forth in herein; (v) to an executor or heir in the event of the death of the undersigned, provided that any such executor and heir agree to be bound in writing by the restrictions set forth herein; (vi) by way of a sale of up to the equivalent of an aggregate of no more than 20,000 Common Shares during the 90-day period; and (vii) by way of a sale in accordance with or pursuant to a Rule 10b5-1 plan under the U.S. Securities Exchange Act of 1934, as amended, which plan is in effect as of the date hereof. For purposes of this agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.
     In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.
     The undersigned understands that, if the Underwriting Agreements do not become effective, or if the Underwriting Agreements (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities, the undersigned shall be released from all obligations under this Letter Agreement. The undersigned understands that the Underwriters are entering into the Underwriting Agreements and proceeding with the Public Offering in reliance upon this Letter Agreement.
     This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours, [NAME OF SHAREHOLDER]
By:
Name:
Title: